EXHIBIT 99.2
UAL Corporation
US Airways Acquisition

Society of Airline Analysts
February 2, 2001

James E. Goodwin

Chairman and Chief Executive Officer

UAL Corporation

Safe Harbor

This presentation contains certain "forward-looking" statements within the meaning of the Private Securities Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about future financial and operating results and benefits of the pending merger between United and US Airways. Factors that could cause actual results to differ materially from those described herein include: industry capacity decisions; the airline pricing environment; competitors' route decisions; the inability to obtain regulatory approvals; actions of the U.S., foreign and local governments; domestic and international travel patterns; the inability to successfully integrate the businesses of United and US Airways; costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; labor integration issues; the economic environment of the airline industry and the general economic environment. More detailed information about these factors is set forth in the reports filed by United and US Airways with the Securities and Exchange Commission. Neither United nor US Airways is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda

Overview - US Airways Acquisition

Transaction Update

Revenue Benefits

Economic Benefits

Integration

Summary

Consolidation - The Next Step for Airlines

Mature industry with modest growth potential

Competitors well established geographically

Capital intensive

Economies of scale

Infrastructure constraints

Situation

Given the likelihood that the industry would consolidate, United had two choices:

-Act --Get best partner

-Wait --Get what's left

United made the decision to act in order to reap the
first mover benefits

Our preferred partner was a clear target of other carriers

Why US Airways?

Strategic Rationale

East Coast has the largest population in the US

-Northeast alone is a $16 billion travel market

United has only a 13% revenue share in the Northeast

United has a significant opportunity to create a
nationwide network

US Airways Completes United's Domestic Network
(Graphics omitted)

Consumer Benefits - Better Service for Travelers

Benefits for all customers

-Seamless access to the premier global network

-Enhanced convenience

Benefits to US Airways' customers

-147 new online destinations

-United's East-West route network complements US Airways' North-South network

-New reach to Europe, South America, Asia and Australia

-Access to Star Alliance

Benefits to United's customers

-100 new online destinations

-First true nationwide network

-Increased East Coast access

Jake Brace

Senior Vice President Finance

UAL Corporation

Transaction Update

Original Transaction Overview

-Purchase equity and Assume Debt -- $12B

-Spin off DC Air to Robert Johnson

-Hub to hub issues left open

UA/AA Transaction Elements

Dispose of unneeded assets

-86 aircraft to AA over a four year period

-22 jet & 14 commuter slots at LGA

-Total of 14 gates (LGA, DCA, BOS, PHL, ATL, EWR)

Shuttle "joint venture"

DC Air

-AA gets 49% of the equity in DC Air

-Exclusive marketing alliance for 20 year term including
code-share, frequent flier program, and lounges

Employees

Hub-to-hub routes

Major Airline Transaction

American and DC Air have Agreed to Operate Hub-to-Hub Routes

Pre-Transaction                                Post-Transaction
Route	UA and US	UA	AA
PHL-LAX	9	10	2
PHL-DEN	8	8	2
PHL-SFO/SJC	7	9	2
CLT-ORD	12	12	3
DCA-PIT	9	9	2

Major Airline Transaction

If AA completes a "Major Airline Transaction" within four years:

-UA can terminate Shuttle JV and all Shuttle gates and
slots revert to UA with no payment to AA

-DCA, LGA, and BOS gates and slots may be
repurchased by UA at the price sold to AA

-UA has the right of first offer/refusal on divestitures
associated with such transaction

"Major Airline Transaction" is defined as

-Acquisition, JV or reciprocal code-share with DL, CO, NW, Southwest, or any domestic airline of similar size

-AA annual ASMs exceed UA annual ASMs by 7.5%

Impact of American Transaction

Disposes of surplus assets

-Small percent of total assets

-Little network impact

-Improves fleet commonality

Improves value of US Airways acquisition

Reduces post-merger debt

Addresses regulatory concerns

-DC Air viability and independence

-Hub-to-hub routes

Reduces intensity of industry consolidation

Impact of American Transaction

Reduced nominal transaction value by $1B

Sold 15% of US Airways' fleet value

Sold 3% of gates

Sold 2% of revenue

Sold no hubs

Sold no frequent flier base

Another Transaction Likely

US Airways has three wholly-owned regional express carriers (Allegheny, Piedmont, PSA) that UA will acquire when the merger closes

This raises several potential concerns

-Economic

-Labor scope restrictions and union representation issues

-Strategy is not consistent with current UA/UAX structure

Divestiture is likely solution

-Such divestitures will not effect United's commitment to serve all communities served by US Airways

Douglas Hacker

Executive Vice President - Finance and Planning and Chief Financial Officer

UAL Corporation

Revenue Benefits

Combined Network Strength will
Drive Revenue Gains

Network                                           Revenue Drivers

Nationwide Network                            City Presence

Best Domestic Hubs                             Connectivity

East Coast Strength                              Reallocation Opportunities

Customer Base

US Airways Enables United to Create the First National Network
(Graphics omitted)

Best Domestic Hub Network
(Graphics omitted)

United's East Coast Flying will Increase

	April 2001		Future Daily
City	Daily Deptrs	City	Deptrs
ORD	618	ORD	640
DEN	515	PIT	533
LAX	393	DEN	532
IAD	355	CLT	528
SFO	314	PHL	447
SEA	116	LAX	413
PDX	73	IAD	402
SAN	59	SFO	332
EWR	49	LGA	227
BOS	45	BOS	183

Departures are on a gross day basis

United will be the Largest Carrier in 5
of the 10 Largest Eastern Cities

City Revenue Rankings East of Ohio

	UA/US	AA/TW
New York	3	2
Washington	1	2
Atlanta	3	4
Boston	1	2
Orlando	2	3
Philadelphia	1	2
Miami	2	1
Tampa	1	3
Ft. Lauderdale	2	3
Pittsburgh	1	2

Note: Domestic revenue, includes American transaction with United and TWA

Business Travel News
Top 100 Corporate Accounts

Headquartered in the Northeast

Number of Corporations 58%

Share of purchased air volume 62%

Of Those Reporting a Preferred Airline

Preferred US Airways 33%

Preferred TWA 10%

Customer Base - Comparison

                                                             US                                                       TWA

Enrolled FFP Members	12M	8M
Elite FFP Members	?	?
High Yield Booking Share (%)	13.5	2.5
Total Booking Share (%)	10.6	4.6

CRS Data TME 9/30/00

City Presence Benefits

Increasing presence in a city drives revenue benefits

As an airline gets larger in a city, it offers:

-Increased frequencies in key markets

-A wider selection of destinations

This leads to increased revenue due to

-Corporate volume agreements

-A more attractive frequent flyer program

-Becoming the "natural choice"

(Graphics omitted)

Efficiency in BOS and NYC is Improved
(Graphics omitted)

Efficiency Change
(Assuming AA/TW Transaction)

Industry		Efficiency
Rev ($mil)	City	Increase
$5,531	New York	2%
2,485	Washington	2%
2,216	Atlanta	7%
1,909	Boston	5%
1,454	Philadelphia	3%
735	Orlando	7%
733	Tampa	6%
687	Pittsburgh	1%
636	Ft. Lauderdale	2%
523	Miami	8%

Connections

US Airways' CLT-DEN Service only takes Passengers as Far as Denver Online
(Graphics omitted)

If United Served the Market, Online Service would only Extend to Charlotte
(Graphics omitted)

Linking Two Hubs Provides Additional Connections and Connecting Passengers
(Graphics omitted)

Linking 5 UA Hubs to 3 US Hubs Produces a Significant Increase in Connecting Passengers
(Graphics omitted)

Route Reallocation - Proposed Changes Leverage the Combined Network
(Graphics omitted)

Revenue Benefits
(Graphics omitted)

Economic Benefits

2001 will be a Transition Year

Above industry labor costs

High fuel costs

Revenue benefits ramp-in late in the year

- UA*
-Schedule Changes

"One-Time" integration costs

2001 Pro Forma P and L
(Assumes mid-year close)

		Integration
($ billions)	UA/US	(Cost/Benefits)	Total
Revenues	$25.9	$0.1	$26.0
Expenses	24.9	(0.4)	25.3
Operating Earnings	1.0	(0.3)	0.7
Non-Operating Earnings	(0.5)	(0.1)	(0.6)
Pre-Tax Earnings	$0.5	$(0.5)	$0.0
EPS	Modest*		Breakeven

*UAL Stand alone
Assumes UAL keeps US Airways regional express carriers and excludes goodwill amortization

Future Profitability Grows Quickly

Revenue benefits will ramp up

Integration costs will decline

Other airlines' costs will increase

-Industry revenues will increase

Anticipated accounting standard change will revise Goodwill accounting

Over Time, Merger Costs will Decrease and Benefits will Increase
(Graphics omitted)

How Long will it Take for Our Competitors' Costs to Catch Up?
(Graphics omitted)

Industry Revenues have Increased as Costs have Increased
(Graphics omitted)

Net Earnings will Decline Initially, then Increase
(Graphics omitted)

Financial Ratios

                                       UA                                                            Merged Entity

	2001	2001	2002	2003
Total Debt ($B)	$18	$31	$31	$31
EBIT Interest Coverage	1.37	1.02	1.37	2.39
Funds Flow/Total Debt	12%	7%	10%	17%
Adj. Net Debt/Capital	74%	83%	82%	78%

Integration

Labor

Process

Principles

Timeline

Labor Groups

Pilots

-ALPA merger policy guides the creation of a merged seniority list

-To help align interests of both groups, United and ALPA are negotiating a pay protection mechanism for United pilots

Paid out over 30+ years, back-loaded

IAM

-Seniority integration is a relatively straightforward process

-CWA representation issue

AFA

-AFA merger policy guides the creation of a merged seniority list

-Wage adjustment process

Integration - Process

Researched other mergers

Hired consultants who have worked on over 35 large mergers

Dedicated resources - since August 2000

Currently 94 teams, 500 people

Working with US Airways

Orderly process

Integration - Principles

Operate safely

Deliver the basics

Do not over promise

Focus on the premium customer

Focus on the revenue benefits

Overarching Philosophy: Integration will Proceed through Stages

Airlines In Transition

-Separate networks (two codes)

-Separate products

-Two service experiences

-Partial recognition

-Look and feel in transition

Connected Airlines

-Integrated Network

-Integrated Pricing

-Cross-airline service

-Harmonized Mileage program

-Selective on-board product similarity

-Selective similar look and feel

One Airline Integrating Operations

-One network

-Single Mileage program

-Harmonized service

-Increasingly common look and feel

1 Airline: 1 Face

-Single SOP

-Single face

-Single product

-Consistent service

-Selective split facilities

-Single look and feel

-Single organization

"Better" Airline

-New services and product

-Single culture

-Next level of performance

Regulatory Process

EC approved January 12, 2001

DOJ deadline April 2, 2001

DOJ is currently reviewing the transaction including the solutions offered in the American transaction

DOT approval on transfer of international route
authorities pending

External Concerns

You sold DC Air too cheaply

-We did

-AA transaction increases value

You sold the assets to American for less than you
paid US Airways

-Did not sell strategic assets

-Did not sell customer base

-Expedites disposal of surplus assets at fair market value

-Antitrust issues addressed without value deterioration

External Concerns

You paid too much for US Airways

-We didn't want a bidding war

-Strategic purchase

-Transaction provides substantial shareholder value

You should renegotiate price

-Fixed price contract is typical for all cash deal

-It is a fair price for value received

Summary

Overall, this is a good transaction

US Airways acquisition completes a national network

Strategic value of the transaction has improved

-American transaction

-Industry consolidation

UAL Corporation has taken a bold step to improve shareholder value